Exhibit 99.3

DESCRIPTION OF CAPITAL STOCK OF FERGUSON ENTERPRISES INC.

The following summary of certain provisions of the capital stock of Ferguson Enterprises Inc. (the “Company”) does not purport to be complete and is subject to the amended and restated certificate of incorporation of the Company (the “Certificate of Incorporation”) and the amended and restated bylaws of the Company (the “Bylaws” and, together with the Certificate of Incorporation, the “Organizational Documents”) and the provisions of applicable law. All holders of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) are encouraged to read each of the Organizational Documents.

Authorized Capitalization

The total amount of the Company’s authorized capitalized stock consists of 500,000,000 shares of Company Common Stock.

Company Common Stock

Voting Rights. Each holder of Company Common Stock is entitled to one (1) vote in person or by proxy for each share of the Company Common Stock held of record by such holder. The holders of shares of Company Common Stock do not have cumulative voting rights. Except as otherwise required in the Certificate of Incorporation or by applicable law, the holders of Company Common Stock will vote together as a single class on all matters on which stockholders are generally entitled to vote.

Dividend Rights. Subject to applicable law and the provisions of the Certificate of Incorporation, holders of Company Common Stock are entitled to receive such dividends and other distributions in cash, securities or other property of the Company when, as and if declared thereon by the board of directors of the Company (the “Board”) from time to time out of assets or funds of the Company legally available therefor.

Rights upon Liquidation. In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, holders of shares of Company Common Stock will be entitled to receive equally on a per share basis the remaining assets of the Company available for distribution after payment of all debts and other liabilities.

Dividends

The Board has discretion over whether to distribute dividends, subject to the Organizational Documents and certain requirements of Delaware law. If the Company decides to pay dividends, the form, frequency and amount will depend upon its future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board may deem relevant.

Annual Stockholder Meetings

The Bylaws provide that the annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with the Bylaws will be held at such date, time and place, if any, as will be determined by the Board. To the extent permitted under applicable law, the meeting can be held in whole or in part by means of remote communication.

Election and Removal of Directors; Vacancies

The Company has an unclassified board and members of the Board will stand for election each year. To be elected, director candidates must receive the affirmative vote of the holders of a majority of votes cast at the meeting for the election of directors at which quorum is present, except that in the case of a contested election, the election will be determined by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The Bylaws also provide for a resignation policy. In order for any incumbent director to become a nominee of the Board for further service on the Board, such person must submit an irrevocable resignation, which resignation will become effective upon (A) that person not receiving a majority of the votes cast in an election that is not a contested election, and (B) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose.

Directors of the Company may be removed from office at any time with or without cause by the affirmative vote of the holders representing a majority of the voting power of the then outstanding shares of Company Common Stock entitled to vote generally in the election of directors, at a meeting of stockholders called for that purpose. The Board has the power to determine the number of directors from time to time by resolution. Newly created directorships resulting from any increase in the authorized number of directors and vacancies on the Board resulting from the death, resignation, disqualification, removal of a director or any other cause will only be filled by the affirmative vote of a majority of the directors then in office or by a sole remaining director, even though less than a quorum of the Board, and any director appointed in this manner will hold office until the first annual meeting of stockholders held after such director’s appointment for the purpose of electing directors and, unless the number of directors is reduced effective at such annual meeting of stockholders in accordance with the provisions of the Organizational Documents, until such director’s successor will have been elected and qualified or until his or her earlier death, resignation, disqualification or removal.

Quorum

Unless otherwise required by law or the Organizational Documents, at each meeting of stockholders, a majority in voting power of the outstanding shares of Company Common Stock entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. If, however, such quorum will not be present or represented by proxy at any meeting of the stockholders, the stockholders present in person or represented by proxy will have the power, by the affirmative vote of a majority in voting power present and entitled to vote thereon, to adjourn the meeting from time to time, in the manner provided in the Bylaws, until a quorum will be present or represented by proxy.

Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the New York Stock Exchange (“NYSE”), which apply so long as the Company Common Stock remains listed on the NYSE, require stockholder approval of certain issuances equal to or exceeding 20% of the then outstanding voting power or then outstanding number of shares of Company Common Stock. Additional shares that may be issued in the future may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

Special Meetings

Unless otherwise required by law or by the Organizational Documents, special meetings of stockholders, for any purpose or purposes, may be called by (i) the Chair of the Board or the Company’s Chief Executive Officer, (ii) the Company’s Corporate Secretary within 10 calendar days after receipt of a written request of a majority of the Board to call a special meeting of stockholders, or (iii) the Company’s Corporate Secretary after receipt of a written request to call a special meeting of stockholders from stockholders of record (a “Special Meeting Request”) who collectively Own (as defined in the Bylaws), in the aggregate, at least 10% of the voting power of the outstanding shares of the Company then entitled to vote on the matter to be brought before the proposed special meeting, in each case, subject to the requirements and limitations set forth in the Bylaws. The Bylaws limit business transacted at a special meeting of stockholders to only such business brought before the meeting pursuant to the Company’s notice of meeting and the purpose stated by the person calling the special meeting or, in the case of a special meeting requested by one or more stockholders, the purpose stated in the Special Meeting Request, provided that the Board is not prohibited from submitting matters to the stockholders at any special meeting.

No Stockholder Action by Written Consent

The Certificate of Incorporation provides that any action required or permitted to be taken by the stockholders of the Company may be taken only at a duly called annual or special meeting of stockholders, and the power of stockholders to act by consent without a meeting is specifically denied.

Amendments to the Organizational Documents

Subject to certain exception, the DGCL generally requires any amendment of the certificate of incorporation to be approved by (a) the board of directors of the corporation and (b) the holders of a majority of the then outstanding shares of capital stock of the corporation, unless the certificate of incorporation requires a higher vote. If the capital stock of a corporation is classified into different classes, certain amendments to the certificate of incorporation of a Delaware corporation also require a separate class vote. Furthermore, Delaware corporations are also permitted to amend their certificate of incorporation without a stockholder vote to change the name of the corporation and to effect certain types of forward stock splits and associated increases in the authorized number of shares. The Certificate of Incorporation provides that any provisions therein may be amended, altered or repealed in the manner prescribed by the DGCL.

The Organizational Documents provide that the Bylaws may be amended, altered or repealed from time to time by either (i) the Board or (ii) the affirmative vote of holders of a majority of the voting power of the then outstanding shares of Company Common Stock entitled to vote thereon, which vote will be in addition to any vote of the holders of any class or series of capital stock of the Company required by the Certificate of Incorporation.

Limitations on Liability and Indemnification of Officers and Directors

The Organizational Documents provide that, to the fullest extent permitted by the DGCL, a director or officer of the Company will not be personally liable to the Company or any of its stockholders for monetary damages for any breach of fiduciary duty as a director or officer. Currently, the DGCL does not permit exculpation of: (i) a director or officer for breach of the director’s or officer’s duty of loyalty to the Company or its stockholders; (ii) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) a director for unlawful payment of dividends or unlawful stock repurchases or redemptions, as provided under Section 174 of the DGCL; (iv) a director or officer for any transaction from which the director or officer derived an improper personal benefit or (v) an officer in any action by or in the right of the corporation. Under the Organizational Documents, the Company is required to indemnify each of its directors and certain of its officers, to the fullest extent permitted by the DGCL, subject to certain exceptions.

Exclusive Jurisdiction of Certain Actions

The Certificate of Incorporation requires, unless the Company consents in writing to the selection of an alternative forum, that the Court of Chancery of the State of Delaware (the “Court of Chancery”) (or, if and only if the Court of Chancery lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a duty (including any fiduciary duty) by, or other wrongdoing by, any current or former director, officer, employee, agent or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any current or former director, officer, employee, agent or stockholder of the Company arising out of or relating to any provision of the DGCL, the Certificate of Incorporation or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or the Bylaws, (v) any action asserting a claim against the Company or any current or former director, officer, employee, agent or stockholder of the Company governed by the internal affairs doctrine, (vi) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL or (vii) any action as to which the DGCL confers jurisdiction on the Court of Chancery. This exclusive forum provision may not apply to suits brought to enforce a duty or liability vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, such as those created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. In addition, the Certificate of Incorporation provides that unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the U.S. will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, against the Company or any director, officer, employee or agent of the Company.

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